UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, effective November 20, 2017, Irene B. Rosenfeld stepped down from the position of CEO of Mondelēz International, Inc. (the “Company”). She continued to serve as Chairman of the Board of Directors (the “Board”) for a transition period through March 31, 2018, after which she retired from the Company and resigned from the Board.

On April 30, 2018, the Company provided Ms. Rosenfeld with a retirement letter (the “Letter”). The Letter provides Ms. Rosenfeld benefits in connection with her retirement as outlined in our Current Report on Form 8-K filed December 18, 2017. Following Ms. Rosenfeld’s retirement on April 1, 2018 (the “Retirement Date”), all of her unvested performance share units as of the Retirement Date continue to vest per the normal vesting schedule. The actual number of shares awarded will be based on the actual financial results as determined by the Human Resources and Compensation Committee of the Board at the end of the relevant performance cycle.

As part of the Letter, Ms. Rosenfeld agreed to restrictive covenants including non-compete, non-solicitation and non-disparagement and confidentiality provisions. The Letter provides for a release of claims and is intended to comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended.

The forgoing description of the Letter is qualified in its entirety by reference to the complete terms and conditions of the Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Retirement Letter, between Mondelēz International, Inc. and Irene B. Rosenfeld, effective April 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name: Carol J. Ward
Title: Vice President and Corporate Secretary

Date: May 4, 2018